EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Xu Yongbiao, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-Q of Neologic Animation Inc. for the period ended September 30, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Neologic Animation Inc.

Dated: November 14, 2012

/s/ XU YONGBIAO
Xu Yongbiao
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Neologic Animation Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Neologic Animation Inc. and will be retained by Neologic Animation Inc.  and furnished to the Securities and Exchange Commission or its staff upon request.